UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 10/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Dividend Opportunity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Value Index	S&P 500 Index

6-Month	-1.54%	-7.21%	-2.50%	0.77%

1-Year	2.48	-3.41	0.24	5.20

5-Year	7.67	6.41	13.04	14.33

10-Year	4.40	3.78	6.71	7.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*October 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2015.

2      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -1.54% during the reporting period, outperforming the Russell 3000 Value Index (the “Index”), which returned -2.50% during the same period. The Fund’s outperformance was driven by stock selection in the consumer staples, energy and materials sectors. The Fund underperformed the Index primarily in the financials sector, as a result of stock selection.

MARKET OVERVIEW

Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, Greece’s debt situation, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. In this environment, the only positive performing sectors of the Index were health care, financials and utilities. Health care stocks have been outperforming the broad market since early 2011, fueled by sizable gains in managed care and healthcare equipment companies. Investors also have become more optimistic about the drug pipeline for pharmaceutical and biotech companies. The sector did experience volatility over the third quarter of 2015, but it was the top performing sector for the overall reporting period. Financials showed positive performance as investors anticipated future interest rate increases sometime in 2015 or 2016, which could positively benefit profitability in banking and insurance. After the Federal Reserve’s decision to leave its benchmark interest rate unchanged in September, income oriented “bond proxies” such as Utilities and REITs performed positively. The worst performing sectors of the Index during the reporting period were energy and materials. Energy and materials were hampered by falling commodity prices.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Lockheed Martin Corp., Reynolds American, Inc. and Kraft Heinz Co. Lockheed Martin is a global Aerospace and Defense company. Shares were strong during the reporting period as the company continued to execute, delivering earnings growth at a faster clip than analysts had expected. In addition, the company agreed to acquire Sikorsky, a helicopter manufacturer, from United Technologies. After completing its acquisition of Lorillard in the second quarter of 2015, Reynolds American continued to post impressive results in the third quarter. As the second largest tobacco producer in the United States, boasting such well-known brands as Camel and Newport, Reynolds is targeting solid earnings growth in each of the next two years, as of the end of the reporting period. In March 2015,

3      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Kraft Foods Group, which we held, announced a merger with H.J. Heinz Company. In response, Kraft Food’s stock rallied over 30%. The merger was finalized during the reporting period, and the combined company is the third largest North American food and beverage company. In addition, the company declared a special cash dividend of $16.50 per share.

Detractors from performance this reporting period included Seagate Technology plc, BP plc and Rexel SA. Seagate Technology is a provider of electronic data storage products. The company experienced declines after lowering guidance in October 2015, which it attributed partly to lower than expected demand for hard drives. Shares of BP fell in the midst of falling oil prices. France-based Rexel SA distributes electrical products, primarily in Europe and North America. Shares were weak as a result of lower margins from the company’s exposure to the North America Oil & Gas market.

STRATEGY & OUTLOOK

The U.S. equity market has continued to be impacted by “macro” forces. China’s devaluation of its currency in August appeared to be the final straw in a long term debate over how much slowing we would see in that market. The subsequent strength in the dollar put pressure on the valuations of U.S. companies doing business abroad. And the Federal Reserve’s reluctance to raise rates at the end of

September seemed to raise doubts about the U.S. economy’s underlying strength.

We believe the current market environment is presenting a number of interesting opportunities for long-term value investors. With the uncertainty over exchange rates weighing on multinationals, we view select domestically focused businesses such as regional banks and housing as attractive. Recent volatility has also exposed high levels of pessimism within energy and certain technology firms.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. In our opinion this longer term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements—income statement, balance sheet and statement of cash flows—and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager

4      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	3.4%
Pfizer, Inc.	3.4
Intesa Sanpaolo SpA	2.7
Lockheed Martin Corp.	2.6
Verizon Communications, Inc.	2.4
Wells Fargo & Co.	2.4
Microsoft Corp.	2.3
Merck & Co., Inc.	2.1
Kraft Heinz Co. (The)	2.0
BP plc, Sponsored ADR	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	15.6%
Pharmaceuticals	11.6
Oil, Gas & Consumable Fuels	10.3
Diversified Telecommunication Services	6.9
Electric Utilities	3.9
Real Estate Investment Trusts (REITs)	3.7
Food Products	3.3
Tobacco	2.9
Aerospace & Defense	2.6
Automobiles	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on the total market value of common stocks.

*October 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OSVAX)	11/26/02	-1.54%	2.48%	7.67%		4.40%
Class B (OSVBX)	2/27/04	-1.96%	1.65%	6.79%		3.87%
Class C (OSCVX)	2/27/04	-1.93%	1.69%	6.83%		3.59%
Class I (OSVIX)	8/28/14	-1.31%	2.95%	1.42%	*	N/A
Class R (OSVNX)	2/27/04	-1.68%	2.19%	7.41%		4.12%
Class Y (OSVYX)	2/27/04	-1.43%	2.74%	8.05%		4.80%
AVERAGE ANNUAL RETURNS WITH SALES CHARGE AS OF 10/31/15
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OSVAX)	11/26/02	-7.21%	-3.41%	6.41%		3.78%
Class B (OSVBX)	2/27/04	-6.82%	-3.35%	6.48%		3.87%
Class C (OSCVX)	2/27/04	-2.90%	0.69%	6.83%		3.59%
Class I (OSVIX)	8/28/14	-1.31%	2.95%	1.42%	*	N/A
Class R (OSVNX)	2/27/04	-1.68%	2.19%	7.41%		4.12%
Class Y (OSVYX)	2/27/04	-1.43%	2.74%	8.05%		4.80%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the Russell 3000 Value Index and the S&P 500 Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a capitalization-weighted index of

6      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Actual	Beginning Account Value May 1, 2015	Ending Account Value October 30, 2015	Expenses Paid During 6 Months Ended October 30, 2015

Class A	$1,000.00	$984.60	$5.77

Class B	1,000.00	980.40	9.60

Class C	1,000.00	980.70	9.50

Class I	1,000.00	986.90	3.48

Class R	1,000.00	983.20	7.02

Class Y	1,000.00	985.70	4.53

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.20	5.87

Class B	1,000.00	1,015.35	9.77

Class C	1,000.00	1,015.45	9.67

Class I	1,000.00	1,021.50	3.54

Class R	1,000.00	1,017.95	7.14

Class Y	1,000.00	1,020.45	4.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.16%

Class B	1.93

Class C	1.91

Class I	0.70

Class R	1.41

Class Y	0.91

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS October 30, 2015* Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—8.1%

Automobiles—2.5%
Ford Motor Co.	169,520	$2,510,591

Honda Motor Co. Ltd.	75,700	2,513,228

		5,023,819

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	17,850	2,003,663

Household Durables—0.6%
Sekisui House Ltd.	78,000	1,293,979

Leisure Products—0.8%
Mattel, Inc.	62,660	1,540,183

Media—2.4%
Cinemark Holdings, Inc.	48,870	1,731,953

National CineMedia, Inc.	79,450	1,128,190

Sky plc	60,320	1,017,121

TEGNA, Inc.	41,500	1,122,160

		4,999,424

Multiline Retail—0.8%
Kohl’s Corp.	36,900	1,701,828

Consumer Staples—9.8%

Beverages—1.6%
Coca-Cola Co. (The)	78,380	3,319,393

Food Products—3.3%
B&G Foods, Inc.	69,560	2,524,333

Kraft Heinz Co. (The)	53,460	4,168,276

		6,692,609

Household Products—2.0%
Procter & Gamble Co. (The)	14,980	1,144,172

Reckitt Benckiser Group plc	30,000	2,927,052

		4,071,224

Tobacco—2.9%
Philip Morris International, Inc.	43,380	3,834,792

Reynolds American, Inc.	44,106	2,131,202

		5,965,994

	Shares	Value

Energy—10.3%

Oil, Gas & Consumable Fuels—10.3%
BP plc, Sponsored ADR	108,520	$3,874,164

ConocoPhillips	64,720	3,452,812

Enbridge, Inc.	53,330	2,276,658

HollyFrontier Corp.	24,290	1,189,481

Occidental Petroleum Corp.	30,510	2,274,215

Royal Dutch Shell plc, Cl. A, Sponsored ADR	44,332	2,325,657

Ship Finance International Ltd.	96,300	1,645,767

Statoil ASA, ADR	39,290	634,926

Suncor Energy, Inc.	114,440	3,402,301

		21,075,981

Financials—23.3%

Capital Markets—1.0%
Apollo Global Management LLC, Cl. A1	56,028	1,023,632

Ares Management LP1	63,908	1,034,670

		2,058,302

Commercial Banks—15.6%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	106,464	917,720

Bank of Montreal	32,480	1,886,763

BB&T Corp.	64,660	2,402,119

Fifth Third Bancorp	143,220	2,728,341

HSBC Holdings plc, Sponsored ADR	36,700	1,433,869

Intesa Sanpaolo SpA	1,602,584	5,586,843

JPMorgan Chase & Co.	109,730	7,050,153

Umpqua Holdings Corp.	165,670	2,766,689

US Bancorp	56,290	2,374,312

Wells Fargo & Co.	88,980	4,817,377

		31,964,186

Consumer Finance—0.6%
Navient Corp.	91,806	1,210,921

Insurance—2.4%
Prudential Financial, Inc.	27,980	2,308,350

10      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value

Insurance (Continued)
Sampo OYJ, Cl. A	51,609	$2,517,837

		4,826,187

Real Estate Investment Trusts (REITs)—3.7%
American Capital Agency Corp.	31,300	558,079

Care Capital Properties, Inc.	17,790	586,180

Communications Sales & Leasing, Inc.	110,968	2,229,347

Equity Residential	28,380	2,194,342

LaSalle Hotel Properties	22,800	670,548

Omega Healthcare Investors, Inc.	40,750	1,406,690

		7,645,186

Health Care—11.6%

Pharmaceuticals—11.6%
Eli Lilly & Co.	43,780	3,571,135

Johnson & Johnson	30,990	3,130,920

Merck & Co., Inc.	77,960	4,261,294

Pfizer, Inc.	207,570	7,020,017

Roche Holding AG, Sponsored ADR	70,490	2,390,316

Sanofi, ADR	45,160	2,273,354

Takeda Pharmaceutical Co. Ltd.	21,200	1,030,550

		23,677,586

Industrials—10.2%

Aerospace & Defense—2.6%
Lockheed Martin Corp.	24,220	5,324,283

Commercial Services & Supplies—2.1%
Deluxe Corp.	23,440	1,395,852

Waste Management, Inc.	52,830	2,840,141

		4,235,993

Electrical Equipment—0.5%
Eaton Corp. plc	18,150	1,014,767

Industrial Conglomerates—2.0%
General Electric Co.	78,030	2,256,627

Siemens AG	17,779	1,788,059

		4,044,686

Machinery—1.2%
Caterpillar, Inc.	35,070	2,559,759

	Shares	Value

Trading Companies & Distributors—1.8%
ITOCHU Corp.	162,900	$2,029,102

Rexel SA	123,190	1,682,007

		3,711,109

Information Technology—7.8%

Communications Equipment—0.8%
Cisco Systems, Inc.	55,530	1,602,040

Semiconductors & Semiconductor Equipment—2.4%
Intel Corp.	66,130	2,239,162

Microchip Technology, Inc.	57,560	2,779,572

		5,018,734

Software—2.3%
Microsoft Corp.	88,690	4,668,642

Technology Hardware, Storage & Peripherals— 2.3%
Apple, Inc.	16,182	1,933,749

SanDisk Corp.	17,070	1,314,390

Seagate Technology plc	38,780	1,475,967

		4,724,106

Materials—2.9%

Chemicals—2.4%
Huntsman Corp.	85,060	1,120,240

LyondellBasell Industries NV, Cl. A	20,373	1,892,856

Nissan Chemical Industries Ltd.	78,982	1,952,279

		4,965,375

Metals & Mining—0.5%
BHP Billiton Ltd., Sponsored ADR	29,560	972,228

Telecommunication Services—7.2%

Diversified Telecommunication Services—6.9%
AT&T, Inc.	95,150	3,188,476

Bezeq The Israeli Telecommunication Corp. Ltd.	487,145	1,046,451

CenturyLink, Inc.	46,700	1,317,407

Frontier Communications Corp.	322,230	1,656,262

Inmarsat plc	125,420	1,900,715

11      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.	106,360	$4,986,157

		14,095,468

Wireless Telecommunication Services—0.3%
Vodafone Group plc, ADR	20,480	675,226

Utilities—6.2%

Electric Utilities—3.9%
American Electric Power Co., Inc.	28,420	1,609,993

Duke Energy Corp.	25,660	1,833,920

Edison International	26,980	1,632,830

Iberdrola SA	258,119	1,842,659

UIL Holdings Corp.	20,960	1,068,750

		7,988,152

Multi-Utilities—2.3%
Ameren Corp.	52,270	2,283,154

	Shares	Value

Multi-Utilities (Continued)
MDU Resources Group, Inc.	26,170	$493,566

PG&E Corp.	15,960	852,264

SCANA Corp.	20,050	1,187,361

		4,816,345

Total Common Stocks (Cost $186,200,181)		199,487,378

Investment Company—2.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $4,792,306)	4,792,306	4,792,306

Total Investments, at Value (Cost $190,992,487)	99.7%	204,279,684

Net Other Assets (Liabilities)	0.3	693,440

Net Assets	100.0%	$204,973,124

Footnotes to Statement of Investments

* October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Security is a Master Limited Partnership.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2015	Gross Additions	Gross Reductions	Shares October 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	993,754	30,635,768	26,837,216	4,792,306

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$4,792,306	$3,671

Forward Currency Exchange Contracts as of October 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	11/2015	EUR	4,480	USD	5,130	$—	$202,398
CITNA-B	11/2015	USD	1,200	EUR	1,050	45,526	—
GSCO-OT	01/2016	USD	4,260	JPY	510,000	28,195	—
RBS	11/2015	USD	10,652	EUR	9,370	345,591	—

Total Unrealized Appreciation and Depreciation						$419,312	$202,398

12      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
CITNA-B	Citibank NA
GSCO-OT	Goldman Sachs Bank USA
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES October 30, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $186,200,181)	$199,487,378
Affiliated companies (cost $4,792,306)	4,792,306

204,279,684

Cash	100,078

Unrealized appreciation on forward currency exchange contracts	419,312

Receivables and other assets:
Dividends	494,816
Shares of beneficial interest sold	141,599
Other	19,634

Total assets	205,455,123
Liabilities
Unrealized depreciation on forward currency exchange contracts	202,398

Payables and other liabilities:
Shares of beneficial interest redeemed	179,437
Distribution and service plan fees	42,067
Trustees’ compensation	33,684
Investments purchased	9,277
Shareholder communications	2,499
Other	12,637

Total liabilities	481,999

Net Assets	$204,973,124

Composition of Net Assets
Par value of shares of beneficial interest	$10,231

Additional paid-in capital	368,357,850

Accumulated net investment income	259,464

Accumulated net realized loss on investments and foreign currency transactions	(177,158,065)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,503,644

Net Assets	$204,973,124

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

14      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $143,669,422 and 7,116,289 shares of beneficial interest outstanding)	$20.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$21.42

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,962,246 and 151,346 shares of beneficial interest outstanding)	$19.57

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,209,604 and 2,110,328 shares of beneficial interest outstanding)	$19.53

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $15,000 and 744 shares of beneficial interest outstanding)	$20.17

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,933,666 and 446,677 shares of beneficial interest outstanding)	$20.00

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,183,186 and 405,788 shares of beneficial interest outstanding)	$20.17

See accompanying Notes to Financial Statements.

15      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended October 30, 2015[1] Unaudited
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $132,093)	$3,767,553
Affiliated companies	3,671

Total investment income	3,771,224
Expenses
Management fees	661,602

Distribution and service plan fees:
Class A	171,950
Class B	16,484
Class C	209,101
Class R	22,167

Transfer and shareholder servicing agent fees:
Class A	154,684
Class B	3,654
Class C	46,485
Class I	2
Class R	9,811
Class Y	9,275

Shareholder communications:
Class A	7,383
Class B	391
Class C	1,940
Class R	323
Class Y	275

Custodian fees and expenses	2,482

Trustees’ compensation	1,528

Borrowing fees	904

Other	26,368

Total expenses	1,346,809
Less waivers and reimbursements of expenses	(2,233)

Net expenses	1,344,576

Net Investment Income	2,426,648

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	3,667,275
Foreign currency transactions	(82,733)

Net realized gain	3,584,542

Net change in unrealized appreciation/depreciation on:
Investments	(9,889,644)
Translation of assets and liabilities denominated in foreign currencies	614,905

Net change in unrealized appreciation/depreciation	(9,274,739)

Net Decrease in Net Assets Resulting from Operations	$(3,263,549)

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 30, 2015[1] (Unaudited)	Year Ended April 30, 2015
Operations
Net investment income	$2,426,648	$5,048,536

Net realized gain	3,584,542	5,536,576

Net change in unrealized appreciation/depreciation	(9,274,739)	4,570,118

Net increase (decrease) in net assets resulting from operations	(3,263,549)	15,155,230

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,800,973)	(3,716,096)
Class B	(30,183)	(97,568)
Class C	(399,784)	(850,060)
Class I	(190)	(221)
Class R2	(103,962)	(236,287)
Class Y	(113,072)	(303,485)

	(2,448,164)	(5,203,717)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	6,844,385	(1,397,106)
Class B	(674,516)	(3,031,058)
Class C	(435,181)	131,386
Class I	3,966	10,000
Class R2	138,915	(1,430,105)
Class Y	(3,546,483)	3,371,725

	2,331,086	(2,345,158)

Net Assets
Total increase (decrease)	(3,380,627)	7,606,355

Beginning of period	208,353,751	200,747,396

End of period (including accumulated net investment income of $259,464 and $280,980, respectively)	$204,973,124	$208,353,751

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 30, 2015[1] (Unaudited)	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$20.78	$19.79	$17.80	$15.60	$17.88	$14.81

Income (loss) from investment operations:
Net investment income (loss)[2]	0.26	0.53	0.42	0.11	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.59)	1.01	2.00	2.19	(2.30)	3.08

Total from investment operations	(0.33)	1.54	2.42	2.30	(2.23)	3.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.55)	(0.43)	(0.10)	(0.05)	0.00

Net asset value, end of period	$20.19	$20.78	$19.79	$17.80	$15.60	$17.88

Total Return, at Net Asset Value[3]	(1.54)%	7.86%	13.71%	14.79%	(12.46)%	20.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,669	$140,697	$135,325	$133,099	$153,135	$231,757

Average net assets (in thousands)	$139,064	$138,051	$130,894	$136,118	$177,304	$221,830

Ratios to average net assets:[4]
Net investment income (loss)	2.56%	2.64%	2.21%	0.67%	0.47%	(0.09)%
Expenses excluding interest and fees from borrowings	1.16%	1.15%	1.26%	1.36%	1.33%	1.31%
Interest and fees from borrowings	0.00% [5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.16%	1.15%	1.26%	1.36%	1.33%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.15%	1.26%	1.35%	1.33%	1.31%

Portfolio turnover rate	24%	46%	73%	140%	101%	125%

1. October 30, 2015 and April 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.16%
Year Ended April 30, 2015	1.15%
Year Ended April 30, 2014	1.26%
Year Ended April 30, 2013	1.36%
Year Ended April 30, 2012	1.33%
Year Ended April 29, 2011	1.31%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class B	Six Months Ended October 30, 2015[1] (Unaudited)	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$20.15	$19.19	$17.15	$15.07	$17.36	$14 .50

Income (loss) from investment operations:
Net investment income (loss)[2]	0.18	0.38	0.25	(0.03)	(0.06)	(0 .14)
Net realized and unrealized gain (loss)	(0.58)	0.97	1.94	2.11	(2.23)	3 .00

Total from investment operations	(0.40)	1.35	2.19	2.08	(2.29)	2 .86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.39)	(0.15)	0.00	0.00	0 .00

Net asset value, end of period	$19.57	$20.15	$19.19	$17.15	$15.07	$17 .36

Total Return, at Net Asset Value[3]	(1.96)%	7.08%	12.79%	13.80%	(13.19)%	19.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,962	$3,755	$6,535	$10,531	$13,636	$20,806

Average net assets (in thousands)	$3,277	$4,815	$8,271	$11,660	$15,547	$19,599

Ratios to average net assets:[4]
Net investment income (loss)	1.83%	1.95%	1.36%	(0.17)%	(0.39)%	(0.95)%
Expenses excluding interest and fees from borrowings	1.93%	1.91%	2.20%	2.45%	2.42%	2.36%
Interest and fees from borrowings	0.00% [5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.91%	2.20%	2.45%	2.42%	2.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.91%	2.08%	2.19%	2.19%	2.18%

Portfolio turnover rate	24%	46%	73%	140%	101%	125%

1. October 30, 2015 and April 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.93%
Year Ended April 30, 2015	1.91%
Year Ended April 30, 2014	2.20%
Year Ended April 30, 2013	2.45%
Year Ended April 30, 2012	2.42%
Year Ended April 29, 2011	2.36%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 30, 2015[1] (Unaudited)		Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$20.11		$19.17	$17.19	$15.10	$17.39	$14.51

Income (loss) from investment operations:
Net investment income (loss)[2]	0.18		0.37	0.26	(0.02)	(0.05)	(0.13)
Net realized and unrealized gain (loss)	(0.57)		0.97	1.94	2.11	(2.24)	3.01

Total from investment operations	(0.39)		1.34	2.20	2.09	(2.29)	2.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)		(0.40)	(0.22)	0.00	0.00	0.00

Net asset value, end of period	$19.53		$20.11	$19.17	$17.19	$15.10	$17.39

Total Return, at Net Asset Value[3]	(1.93)%		7.08%	12.84%	13.84%	(13.17)%	19.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,210		$42,892	$40,789	$39,347	$46,459	$69,369

Average net assets (in thousands)	$41,765		$41,408	$39,570	$39,873	$52,344	$63,562

Ratios to average net assets:[4]
Net investment income (loss)	1.82%		1.89%	1.45%	(0.14)%	(0.36)%	(0.90)%
Expenses excluding interest and fees from borrowings	1.91%		1.90%	2.02%	2.16%	2.14%	2.13%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.91%		1.90%	2.02%	2.16%	2.14%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%		1.90%	2.02%	2.15%	2.14%	2.12%

Portfolio turnover rate	24%		46%	73%	140%	101%	125%

1. October 30, 2015 and April 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.91%
Year Ended April 30, 2015	1.90%
Year Ended April 30, 2014	2.02%
Year Ended April 30, 2013	2.16%
Year Ended April 30, 2012	2.14%
Year Ended April 29, 2011	2.13%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended October 30, 2015[1] (Unaudited)	Period Ended April 30, 2015[2]
Per Share Operating Data
Net asset value, beginning of period	$20.76	$20.61

Income (loss) from investment operations:
Net investment income[3]	0.33	0.39
Net realized and unrealized gain (loss)	(0.61)	0.22
Total from investment operations	(0.28)	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.46)

Net asset value, end of period	$20.17	$20.76

Total Return, at Net Asset Value[4]	(1.31)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15	$10

Average net assets (in thousands)	$15	$10

Ratios to average net assets:[5]
Net investment income	3.32%	2.86%
Expenses excluding interest and fees from borrowings	0.70%	0.69%
Interest and fees from borrowings	0.00% [6]	0.00%
Total expenses[7]	0.70%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.69%

Portfolio turnover rate	24%	46%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 28, 2014 (inception of offering) to April 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	0.70%
Period Ended April 30, 2015	0.69%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class R	Six Months Ended October 30, 2015[1] (Unaudited)		Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$20.59		$19.61	$17.57	$15.40	$17.65	$14.65
Income (loss) from investment operations:
Net investment income (loss)[2]	0.23		0.48	0.36	0.07	0.04	(0.05)
Net realized and unrealized gain (loss)	(0.58)		1.00	1.99	2.15	(2.27)	3.05
Total from investment operations	(0.35)		1.48	2.35	2.22	(2.23)	3.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)		(0.50)	(0.31)	(0.05)	(0.02)	0.00
Net asset value, end of period	$20.00		$20.59	$19.61	$17.57	$15.40	$17.65

Total Return, at Net Asset Value[3]	(1.68)%		7.61%	13.46%	14.48%	(12.63)%	20.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,934		$9,051	$10,034	$13,327	$16,984	$23,598
Average net assets (in thousands)	$8,819		$9,492	$11,300	$14,391	$18,662	$22,409
Ratios to average net assets:[4]
Net investment income (loss)	2.32%		2.41%	1.95%	0.44%	0.24%	(0.36)%
Expenses excluding interest and fees from borrowings	1.41%		1.40%	1.48%	1.57%	1.56%	1.61%
Interest and fees from borrowings	0.00	% [5]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.41%		1.40%	1.48%	1.57%	1.56%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%		1.40%	1.48%	1.57%	1.56%	1.58%
Portfolio turnover rate	24%		46%	73%	140%	101%	125%

1. October 30, 2015 and April 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	1.41%
Year Ended April 30, 2015	1.40%
Year Ended April 30, 2014	1.48%
Year Ended April 30, 2013	1.57%
Year Ended April 30, 2012	1.56%
Year Ended April 29, 2011	1.61%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 30, 2015[1] (Unaudited)	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$20.76	$19.77	$17.87	$15.66	$17.97	$14.87

Income (loss) from investment operations:
Net investment income[2]	0.29	0.58	0.48	0.18	0.13	0.05
Net realized and unrealized gain (loss)	(0.59)	1.01	2.01	2.20	(2.32)	3.11

Total from investment operations	(0.30)	1.59	2.49	2.38	(2.19)	3.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.60)	(0.59)	(0.17)	(0.12)	(0.06)

Net asset value, end of period	$20.17	$20.76	$19.77	$17.87	$15.66	$17.97

Total Return, at Net Asset Value[3]	(1.43)%	8.15%	14.07%	15.30%	(12.09)%	21.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,183	$11,949	$8,064	$7,644	$13,560	$14,557

Average net assets (in thousands)	$8,319	$10,315	$7,693	$8,889	$13,024	$13,176

Ratios to average net assets:[4]
Net investment income	2.88%	2.87%	2.53%	1.11%	0.85%	0.32%
Expenses excluding interest and fees from borrowings	0.91%	0.90%	0.94%	0.90%	0.92%	0.88%
Interest and fees from borrowings	0.00% [5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.91%	0.90%	0.94%	0.90%	0.92%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.90%	0.94%	0.90%	0.92%	0.88%

Portfolio turnover rate	24%	46%	73%	140%	101%	125%

1. October 30, 2015 and April 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 30, 2015	0.91%
Year Ended April 30, 2015	0.90%
Year Ended April 30, 2014	0.94%
Year Ended April 30, 2013	0.90%
Year Ended April 30, 2012	0.92%
Year Ended April 29, 2011	0.88%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS October 30, 2015 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

24      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

25      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2015, the Fund utilized $5,697,386 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

26      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Significant Accounting Policies (Continued)

Expiring
2017	$36,549,691
2018	143,967,874

Total	$180,517,565

At period end, it is estimated that the capital loss carryforwards would be $176,933,023 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $3,584,542 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of Securities	$191,952,899

Gross unrealized appreciation	$21,955,114
Gross unrealized depreciation	(9,628,329)

Net unrealized appreciation	$12,326,785

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

27      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

28      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

29      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,738,568	$4,824,328	$—	$16,562,896
Consumer Staples	17,122,168	2,927,052	—	20,049,220
Energy	21,075,981	—	—	21,075,981
Financials	39,600,102	8,104,680	—	47,704,782
Health Care	22,647,036	1,030,550	—	23,677,586
Industrials	15,391,429	5,499,168	—	20,890,597
Information Technology	16,013,522	—	—	16,013,522
Materials	3,985,324	1,952,279	—	5,937,603
Telecommunication Services	11,823,528	2,947,166	—	14,770,694
Utilities	10,961,838	1,842,659	—	12,804,497
Investment Company	4,792,306	—	—	4,792,306

Total Investments, at Value	175,151,802	29,127,882	—	204,279,684

30      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Other Financial Instruments:
Forward currency exchange contracts	$—	$419,312	$—	$419,312

Total Assets	$175,151,802	$29,547,194	$—	$204,698,996

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(202,398)	$—	$(202,398)

Total Liabilities	$—	$(202,398)	$—	$(202,398)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market

31      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

32      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

33      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,977,184 and $16,773,366, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

34      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

35      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at October 30, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount

Citibank NA	$45,526	$—	$—	$—	$45,526
Goldman Sachs Bank USA	28,195	—	—	—	28,195
Royal Bank of Scotland plc (The)	345,591	—	—	—	345,591

	$419,312	$—	$—	$—	$419,312

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at October 30, 2015:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Pledged**	Pledged**	Net Amount
Barclays Bank plc	$(202,398)	$—	$—	$—	$(202,398)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

36      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$419,312	Unrealized depreciation on forward currency exchange contracts	$202,398

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Forward currency exchange contracts	$ (70,087)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Forward currency exchange contracts	$ 143,954

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 30, 2015[1]		Year Ended April 30, 2015[2]
	Shares	Amount	Shares	Amount

Class A
Sold	888,215	$17,769,968	1,082,483	$21,915,944
Dividends and/or distributions reinvested	88,553	1,747,251	177,557	3,603,007
Redeemed	(630,053)	(12,672,834)	(1,327,868)	(26,916,057)

Net increase (decrease)	346,715	$6,844,385	(67,828)	$(1,397,106)

Class B
Sold	9,308	$183,128	14,663	$286,797
Dividends and/or distributions reinvested	1,522	29,216	4,829	95,207
Redeemed	(45,802)	(886,860)	(173,657)	(3,413,062)

Net decrease	(34,972)	$(674,516)	(154,165)	$(3,031,058)

37      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended October 30, 2015[1]		Year Ended April 30, 2015[2]
	Shares	Amount	Shares	Amount
Class C
Sold	173,726	$3,416,458	427,802	$8,379,195
Dividends and/or distributions reinvested	19,642	375,451	41,225	810,844
Redeemed	(216,024)	(4,227,090)	(463,748)	(9,058,653)

Net increase (decrease)	(22,656)	$(435,181)	5,279	$131,386

Class I
Sold	2,225	$42,557	485	$10,000
Dividends and/or distributions reinvested	2	39	—	—
Redeemed	(1,968)	(38,630)	—	—

Net increase	259	$3,966	485	$10,000

Class R3
Sold	60,167	$1,199,782	95,356	$1,913,707
Dividends and/or distributions reinvested	4,962	97,133	11,094	223,212
Redeemed	(58,001)	(1,158,000)	(178,469)	(3,567,024)

Net increase (decrease)	7,128	$138,915	(72,019)	$(1,430,105)

Class Y
Sold	77,007	$1,560,821	300,216	$6,052,346
Dividends and/or distributions reinvested	5,153	101,507	13,761	278,572
Redeemed	(251,981)	(5,208,811)	(146,281)	(2,959,193)

Net increase (decrease)	(169,821)	$(3,546,483)	167,696	$3,371,725

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. For the year ended April 30, 2015 for Class A, Class B, Class C, Class R and for Class Y shares, and for the period from August 28, 2014 (inception of offering) to April 30, 2015, for Class I shares.

3. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$50,351,878	$46,690,010

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

38      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.63
Next $4 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Accumulated Liability as of October 30, 2015	$16,854

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds

39      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

40      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 30, 2015	$6,842	$162	$1,247	$1,191	$1

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,233 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. Defendants have filed a petition before the U.S. Court of Appeals for the Tenth Circuit for permission to appeal that order.

41      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

11. Pending Litigation (Continued)

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

43      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were higher than its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including

44      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

45      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay	Net	Net Profit	Capital
Fund Name	Date	Income	from Sale	Sources

Oppenheimer Dividend Opportunity Fund	9/22/15	88.9%	11.1%	0.0%

47      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved

48      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/9/2015